UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3705 Haven Ave., Suite 120

Menlo Park, California 94025

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

As disclosed below under Item 5.07, in connection with the expected closing of the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of March 16, 2017 (the “Merger Agreement”), by and among Threshold Pharmaceuticals, Inc. (the “Company”), Trojan Merger Sub, Inc. and Molecular Templates, Inc. (“Molecular”), at the annual meeting of the stockholders of the Company held on July 31, 2017 (the “Annual Meeting”), the Company’s stockholders approved a series of alternate amendments to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), within a range of every 5 to 15 pre-split shares of Common Stock being combined and reclassified into one share of Common Stock (the “Reverse Stock Split”). On July 31, 2017, the Company’s board of directors approved the amendment to the amended and restated certificate of incorporation of the Company to effect the Reverse Stock Split of Common Stock at a ratio of 11 pre-split shares being combined and reclassified into one share of Common Stock (the “Split Amendment”). The Split Amendment has been filed with the Secretary of State of the State of Delaware and will become effective at 5:00 pm EST on August 1, 2017. No fractional shares will be issued in connection with the Reverse Stock Split. Holders of fractional shares created by the Reverse Stock Split are entitled to receive a cash payment equal to the value of such fractional shares. The Reverse Stock Split affects all of the Company’s outstanding common stock, warrants, stock options and other equity awards. The Reverse Stock Split reduced the number of shares of the Company’s common stock outstanding from 71,591,918 shares to approximately 6,508,326 shares. The total number of shares of common stock authorized under the Company’s amended and restated certificate of incorporation, however, shall remain at 150,000,000 shares. The Common Stock will commence trading on a post-Reverse Stock Split basis under a new CUSIP number 608550 109 on Wednesday, August 2, 2017.

The foregoing description of the Split Amendment is not complete and is subject to and qualified in its entirety by reference to the Split Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Note: The stock information set forth in this Item 5.07 is presented on a pre-Reverse Stock Split basis.

At the Annual Meeting, the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s proxy statement/prospectus/information statement, dated June 30, 2017. The stockholders of the Company had also been solicited to vote to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Annual Meeting to approve proposals 1, 4 and 5 referenced below, but such adjournment was unnecessary.

At the Annual Meeting, 55,711,613 shares of common stock, or approximately 77.81% of the outstanding common stock entitled to vote, were represented by proxy or in person.

The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Approval of the Issuance of Company Common Stock in the Merger

The approval of the issuance of shares of Company common stock to Molecular’s stockholders pursuant to the terms of the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
37,012,375	929,075	170,085	17,600,078

Proposal 2. Approval of the Issuance of Company Common Stock in the Concurrent Financing

The approval of the issuance of shares of Company common stock in the concurrent financing.

For	Against	Abstain	Broker Non-Votes
36,856,231	1,060,875	194,429	17,600,078

Proposal 3. Approval of Amendment to the Company’s 2014 Equity Incentive Plan

The approval of an amendment to the Threshold 2014 Equity Incentive Plan, or the 2014 Plan, to, among other things, (i) increase the total number of shares of Threshold common stock currently available for issuance under the 2014 Plan by 15,000,000 shares, and (ii) revise the Internal Revenue Code Section 162(m) share limits under the 2014 plan, which amendment does not reflect the Reverse Stock Split.

For	Against	Abstain	Broker Non-Votes
36,186,273	1,613,786	311,476	17,600,078

Proposal 4. Approval of Corporate Name Change

The approval of an amendment to the amended and restated certificate of incorporation of the Company changing the name of the corporation from “Threshold Pharmaceuticals, Inc.” to “Molecular Templates, Inc.”

For	Against	Abstain	Broker Non-Votes
36,813,009	1,032,978	265,548	17,600,078

Proposal 5. Approval of Reverse Stock Split

The approval of a series of alternate amendments to the amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Company’s issued and outstanding common stock within a range, as determined by the Company’s board of directors, of every 5 to 15 shares (or any number in between) of outstanding Company common stock being combined and reclassified into one share of Company common stock.

For	Against	Abstain	Broker Non-Votes
36,737,414	1,139,632	234,489	17,600,078

Proposal 6. Election of Directors

The election of the two nominees for Class I directors named in the proxy statement/prospectus/information statement to the Company’s board of directors for a term of three years (provided, however, that if the merger is completed, the Company’s board of directors will be reconstituted as provided in the Merger Agreement).

Nominee	For	Withheld	Broker Non-Votes
Jeffrey W. Bird, M.D., Ph.D.	37,015,930	1,095,605	17,600,078
Harold E. Selick, Ph.D.	37,046,092	1,065,443	17,600,078

Proposal 7. Advisory Vote on Executive Compensation

The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement/prospectus/information statement.

For	Against	Abstain	Broker Non-Votes
36,139,292	1,699,448	272,795	17,600,078

Proposal 8. Advisory Vote on Merger-Related Compensation

The approval, on a non-binding, advisory basis, of the compensation that will be paid or may become payable to the Company’s named executive officers in connection with the merger.

For	Against	Abstain	Broker Non-Votes
34,559,104	1,814,484	1,737,947	17,600,078

Proposal 9. Ratification of Appointment of the Independent Registered Public Accounting Firm

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
54,253,029	1,137,061	321,523

Item 8.01. Other Events.

On July 31, 2017, the Company announced the Reverse Stock Split and the voting results relating to the Annual Meeting. In addition, the Company announced that the merger with Molecular, the concurrent financing and the Takeda equity financing, each as described in the proxy statement/prospectus/information statement, are expected to close on August 1, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ JOEL A. FERNANDES
Joel A. Fernandes Senior Vice President, Finance and Controller

Date: August 1, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company, dated August 1, 2017.

99.1	Press release issued by Threshold Pharmaceuticals, Inc. on August 1, 2017.